UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-09005

Name of Registrant:	Vanguard Massachusetts Tax-Exempt Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2005—May 31, 2006

Item 1:	Reports to Shareholders

Vanguard® Massachusetts Tax-Exempt Fund

> Semiannual Report

May 31, 2006

> Vanguard Massachusetts Tax-Exempt Fund posted a return of 1.3% for the six months ended May 31, 2006.

> Interest rates climbed throughout the half-year, led by increases at the shortest end of the maturity spectrum.

> The difference in yields of the shortest- and longest-term municipal bonds remained small by historical standards.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Advisor's Report	6

Fund Profile	9

Performance Summary	10

Financial Statements	11

About Your Fund's Expenses	24

Trustees Approve Advisory Arrangement	26

Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended May 31, 2006
Total Return

Vanguard Massachusetts Tax-Exempt Fund	1.3%

SEC 30-Day Annualized Yield: 4.06%

Taxable-Equivalent Yield: 6.55%[1]

Lehman 10 Year Municipal Bond Index	1.3

Average Massachusetts Municipal Debt Fund[2]	1.3

Lehman Municipal Bond Index	1.5

Your Fund’s Performance at a Glance
November 30, 2005–May 31, 2006

			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Massachusetts Tax-Exempt Fund	$10.12	$10.03	$0.213	$0.008

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal income tax rate of 35% and the maximum Commonwealth of
   Massachusetts income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended May 31, 2006, the Federal Reserve Board’s inflation-fighting campaign pushed short-term interest rates higher. Longer-term rates also increased, though at a more moderate pace.

Vanguard Massachusetts Tax-Exempt Fund returned 1.3%, matching the result of the benchmark index and the average return of competing Massachusetts municipal bond funds. The income portion of the fund’s return more than offset its modest decline in share price. The fund’s 4.06% yield at the end of May represented a slight increase versus six months ago. For investors in the highest income tax bracket, the taxable-equivalent yield was 6.55%.

Please note: Although the fund’s income distributions are expected to be exempt from federal and Massachusetts state income taxes, a portion of these distributions may be subject to the alternative minimum tax.

Bonds treaded water as rates continued to rise

Bond market returns were flat during the past six months, as rising interest rates put pressure on prices. The Federal Reserve Board raised its target for the federal funds rate from 4.00% to 5.00% in four separate actions as part of its efforts to rein in inflationary pressures. Yields generally moved higher across the maturity spectrum, a change from the pattern in prior months when yields rose at the shorter end but fell at the longer end.

In general, short-term and municipal securities outperformed long-term taxable bonds. High-yield bonds, which are less sensitive to changes in interest rates, turned in impressive relative results.

Stocks gained ground, then stumbled late in the period

The U.S. stock market advanced through much of the fiscal half-year, with some indexes approaching a five-year high in early May. Despite ongoing concerns about high energy costs and the possibility of inflation, investors generally remained positive about the economy. In mid-May, however, worries over whether the Fed would continue to raise interest rates gave some investors pause, leading to a decline in the major indexes.

In the U.S. market, small-capitalization stocks once again outperformed their large-cap counterparts, a persistent trend over the past few years. Returns of international stocks, aided by a weak dollar, continued to surpass those of U.S. stocks. Although emerging markets experienced noteworthy losses in May, they were strong performers in the international arena for the fiscal half-year.

Your fund remained consistent in a challenging rate environment

Over the past six months, the relatively attractive yields available for municipal bonds resulted in increased demand for these securities. This increase, coupled with a decrease in the supply of municipal bonds, placed a slight upward pressure on

Market Barometer
	Total Returns Periods Ended May 31, 2006

	Six Months	One Year	Five Years[1]

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	0.0%	-0.5%	5.0%

Lehman Municipal Bond Index	1.5	1.9	5.3

Citigroup 3-Month Treasury Bill Index	2.1	3.8	2.1

Stocks

Russell 1000 Index (Large-caps)	2.8%	9.4%	2.6%

Russell 2000 Index (Small-caps)	7.0	18.2	9.1

Dow Jones Wilshire 5000 Index (Entire market)	3.4	10.8	3.7

MSCI All Country World Index ex USA (International)	15.4	30.9	11.0

CPI

Consumer Price Index	2.5%	4.2%	2.6%

1 Annualized.

municipal bond prices and a slight downward pressure on the resultant yields, particularly among long-term bonds.

While yields at the longest end of the maturity spectrum generally remained stable, the Fed’s rate-tightening actions helped to push municipal bond yields higher for shorter-term issues. This “flattening” of the municipal bond yield curve presented a challenging investment environment for your fund’s advisor, the Vanguard Fixed Income Group.

Against this backdrop, the advisor steered the Massachusetts Tax-Exempt Fund to a 1.3% return, reflecting an income return that more than offset a slight decline in the fund’s net asset value (NAV). The fund’s return matched that of its benchmark index and the average return of competing Massachusetts municipal debt funds. During the past six months, the advisor kept the fund’s duration, a measure of interest rate sensitivity, near the short end of its typical range—a strategy that offered some protection from the negative impact of rising interest rates.

Over time, your fund has combined prudent investment management with low investment costs to deliver strong performance. Maintaining low investment costs is always important, but can be especially important during periods of modest total returns—which are not atypical in the fixed income market. The less you pay in expenses, the greater is your portion of the portfolio’s total return. In addition, Vanguard’s low expenses provide the advisor with flexibility that other portfolio managers don’t have: The advisor doesn’t have to take extra risks to deliver competitive returns.

Annualized Expense Ratios[1] Your fund compared with its peer group
	Fund	Average Massachusetts Municipal Debt Fund

Massachusetts Tax-Exempt Fund	0.14%	1.21%

1 Fund expense ratio reflects the six months ended May 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

Your muni fund’s dual role: Providing income and stability

If you own shares of an equity fund, you probably enjoyed the fund’s strong performance in the first four months of calendar-year 2006. From January through April, the broad U.S. stock market returned more than 6.5%. Nearly half of that return was ceded, however, during a disappointing May. This abrupt turnabout reminds us of a fundamental principle in investing: balance.

A portfolio balanced among stock, bond, and money market funds, in levels appropriate to your goals, risk tolerance, and time horizon, can provide stability in a choppy market. As a shareholder in the Massachusetts Tax-Exempt Fund, you’re aware of your fund’s ability to generate income that is free of federal and Massachusetts income taxes. But don’t overlook the role it can play as a stabilizing counterweight to the more volatile segments of your portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
June 14, 2006

Advisor’s Report

During the six months ended May 31, 2006, Vanguard Massachusetts Tax-Exempt Fund returned 1.3%, matching the average result of its peers in a rising rate environment.

The investment environment

Over the fiscal half-year, the U.S. economy showed signs of being squarely in expansion mode. At the end of May, the Commerce Department estimated that real gross domestic product had expanded by 3.6% for the 12 months ended March 31, a pace slightly above the economy’s potential long-term growth rate. Much of the economy’s growth was spurred by strong exports, construction, and business investment spending. Personal consumption also expanded briskly, buoyed by rising incomes and improved job prospects. During the fund’s fiscal half-year ended May 31, U.S. employment levels also improved. The nation’s unemployment rate stood at 4.6% on May 31—the lowest level in five years—and anecdotal reports pointed to shortages of skilled workers in select industries.

At the same time, inflation remained a concern. Rising energy prices contributed to increased rates of consumer and wholesale inflation in the first half of 2006. Through May, the consumer price index (CPI), which tracks prices at the consumer level, was 4.2% higher than its year-ago level. Increases in the core CPI, which excludes volatile food and energy prices, have also accelerated recently.

The Federal Reserve Board continued its “measured” pace of tightening, raising the target for the federal funds rate four times during the six months, to 5.00%. The Fed has noted that long-run inflation expectations, as implied by the difference between nominal and inflation-adjusted

Yields of Municipal Securities (AAA-Rated General Obligation Issues)
Maturity	Nov. 30, 2005	May 31, 2006	Change (basis points)[1]

2 years	3.24%	3.59%	+35

5 years	3.43	3.66	+23

10 years	3.87	4.02	+15

30 years	4.55	4.53	-2

Yields of U.S. Treasury Securities
Maturity	Nov. 30, 2005	May 31, 2006	Change (basis points)[1]

2 years	4.41%	5.03%	+62

5 years	4.41	5.03	+62

10 years	4.48	5.11	+63

30 years	4.69	5.21	+52

Source: Vanguard.
1 One basis point equals 1/100 of a percentage point.

interest rates, remain contained, but recent economic reports have prompted some concern. The financial markets anticipated that the Fed would raise the federal funds rate to 5.25% at its June 28–29 meeting.

Municipal bonds outperformed Treasuries

In the U.S. Treasury market, yields rose by similar amounts across the maturity spectrum. Increases during the six months ranged from 52 basis points (0.52 percentage point) for the 30-year note to 63 basis points for the 10-year note. Treasury yields also rose over the last 12 months, but the increases were much more pronounced among shorter issues than longer ones.

For municipal bonds, yields increased over the last six months for all but the longest-dated issues, though increases were generally more modest than those of Treasury yields—a relationship that also characterized the rate changes in the Treasury and municipal money markets. The pronounced increase in short-term municipal yields created a relatively flat municipal yield curve, with only 94 basis points separating the yield of the 30-year bond (4.53%) from that of the 2-year bond (3.59%) as of May 31.

For the fiscal half-year, new tax-exempt issuance declined by 17% nationwide, compared with year-ago levels. With the exception of California, in fact, all states issued lower volumes of tax-exempt securities. Much of the decrease was attributable to a substantial slowdown in bond “refunding” activity. The rise in interest rates meant that many state and local governments could no longer issue new, lower-coupon bonds and use the proceeds to offset their existing, higher-yield obligations.

At the same time, the demand for municipal bonds increased. The municipal bond market’s recent attractiveness relative to Treasuries drew institutional investors such as banks and insurance firms, as well as investors from outside the United States. These supply-and-demand dynamics supported bond prices (thus limiting yield increases), which helped municipal bonds to outperform their taxable brethren.

Management of the fund

The Massachusetts Tax-Exempt Fund returned 1.3%, as a modest decline in the fund’s share price was more than offset by its income return. During the fiscal half-year, we kept the fund’s average duration at the short end of its typical range, a strategy that afforded some protection from rising interest rates. A decline in bond issuance also provided some support for tax-exempt securities. During the past six months, the Commonwealth of Massachusetts and its municipalities issued $5.2 billion in new securities, a 5.3% drop from a year ago.

Expense ratios are critical in a low-yield environment

Shareholder returns depend not only on portfolio management decisions but also on investment costs. Vanguard Massachusetts Tax-Exempt Fund’s low expense ratio is important in any environment, but especially during periods of relatively low yields. Our cost advantage enables us to generate highly competitive total returns while keeping our focus on higher-quality investments. Over time, this disciplined, conservative approach has generated strong returns, while also reaffirming that we will not take needless risks with your investment.

Christopher M. Ryon, Principal
Vanguard Fixed Income Group
June 16, 2006

Fund Profile
As of May 31, 2006

Financial Attributes
	Fund	Comparative Index[1]	Broad Index[2]

Number of Issues	199	6,505	37,743

Yield	4.1%	—	—

Yield to Maturity	4.1%[3]	4.1%	4.2%

Average Coupon	4.8%	5.1%	5.1%

Average Effective Maturity	8.2 years	7.3 years	6.9 years

Average Quality	AA+	AAA	AA+

Average Duration	6.1 years	5.8 years	5.4 years

Expense Ratio	0.14%[4]	—	—

Short-Term Reserves	1%	—	—

Distribution by Maturity (% of portfolio)

Under 1 Year	12%

1-5 Years	29

5-10 Years	31

10-20 Years	16

20-30 Years	12

Distribution by Credit Quality (% of portfolio)

AAA	74%

AA	20

A	1

BBB	5

Volatility Measures
	Fund	Comparative Index[1]	Fund	Broad Index[2]

R-Squared	0.96	1.00	0.96	1.00

Beta	0.87	1.00	1.02	1.00

Investment Focus

1 Lehman 10 Year Municipal Bond Index.
2 Lehman Municipal Bond Index.
3 Before expenses.
4 Annualized.
   See page 27 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 1998-May 31, 2006
	Massachusetts Tax-Exempt Fund
Fiscal Year	Capital Return	Income Return	Total Return	Lehman[1] Total Return

1999	-7.5%	4.1%	-3.4%	-0.8%

2000	3.8	5.4	9.2	7.7

2001	3.9	5.0	8.9	8.2

2002	0.8	4.8	5.6	6.7

2003	2.2	4.5	6.7	6.9

2004	-0.9	4.2	3.3	4.0

2005	-0.6	4.1	3.5	3.0

20062	-0.8	2.1	1.3	1.3

Average Annual Total Returns: Periods Ended March 31, 2006
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Since Inception
	Inception Date	One Year	Five Years	Capital	Income	Total

Massachusetts Tax-Exempt Fund	12/9/1998	3.67%	4.69%	0.12%	4.59%	4.71%

1 Lehman 10 Year Municipal Bond Index.
2 Six months ended May 31, 2006.
   Note: See Financial Highlights table on page 21 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Municipal Bonds (98.4%)

Beverly MA GO	5.250%	11/1/12 (1)	1,925	2,075

Beverly MA GO	5.250%	11/1/13 (1)	1,855	2,010

Boston MA Convention Center Rev.	5.000%	5/1/18 (2)	4,975	5,197

Boston MA GO	5.750%	2/1/10 (Prere.)	1,955	2,092

Boston MA GO	5.000%	2/1/18 (1)	3,765	3,940

Boston MA Special Obligation Rev.

(Boston City Hosp.)	5.000%	8/1/17 (1)	2,000	2,095

Boston MA Water & Sewer Comm. Rev.	5.750%	11/1/13	540	583

Chelsea MA GO	5.500%	6/15/09 (2)	90	95

Foxborough MA Stadium Infrastructure

Improvement Rev	5.750%	6/1/25	2,500	2,695

Framingham MA Housing Auth. Mortgage Rev.	6.200%	2/20/21	900	998

Framingham MA Housing Auth. Mortgage Rev.	6.350%	2/20/32	2,000	2,190

Holyoke MA Gas & Electric Dept. Rev.	5.000%	12/1/21 (1)	2,395	2,484

Littleton MA GO	5.000%	1/15/22 (3)	1,280	1,343

Lynn MA GO	5.250%	6/1/13 (2)	1,530	1,603

Malden MA GO	5.100%	8/1/07 (1)(Prere.)	2,765	2,838

Malden MA GO	5.200%	8/1/07 (1)(Prere.)	2,700	2,775

Marlborough MA GO	6.750%	6/15/08 (3)	1,400	1,483

Mashpee MA GO	5.125%	2/1/08 (1)(Prere.)	1,025	1,059

Mashpee MA GO	5.350%	2/1/08 (1)(Prere.)	1,525	1,581

Massachusetts Bay Transp. Auth. Rev.	7.000%	3/1/09	2,000	2,163

Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/10 (Prere.)	3,950	4,178

Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/22	5,285	5,963

Massachusetts Bay Transp. Auth. Rev.	5.000%	7/1/23	10,000	10,715

Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/23	5,325	5,864

Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/24	2,500	2,840

Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/26 (1)	3,000	3,415

Massachusetts Bay Transp. Auth. Rev.	5.500%	7/1/29 (1)	3,000	3,428

Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/30	1,050	1,096

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Massachusetts Bay Transp. Auth. Rev.	5.250%	7/1/33	6,885	7,631

Massachusetts College Building Auth. Rev.	0.000%	5/1/17 (10)	3,340	2,033

Massachusetts Dev. Finance Agency Rev.(Boston Univ.)	6.000%	5/15/29 (2)	1,400	1,656

Massachusetts Dev. Finance Agency Rev.(Boston Univ.)	5.375%	5/15/39	1,575	1,648

Massachusetts Dev. Finance Agency Rev.(Boston Univ.) VRDO	3.510%	6/7/06 (10)	300	300

Massachusetts Dev. Finance Agency Rev.(Brooks School) VRDO	3.500%	6/7/06 (1)	3,400	3,400

Massachusetts Dev. Finance Agency Rev.(College of
Pharmacy and Allied Health Services)	5.750%	7/1/33	1,000	1,047

Massachusetts Dev. Finance Agency Rev.(Deerfield Academy)	5.000%	10/1/28	1,500	1,548

Massachusetts Dev. Finance Agency Rev.(Deerfield Academy)	5.000%	10/1/33	2,000	2,053

Massachusetts Dev. Finance Agency Rev.
(Jewish Philanthropies)	5.250%	2/1/22	2,750	2,921

Massachusetts Dev. Finance Agency Rev.
(Mount Holyoke College)	5.250%	7/1/31	4,000	4,147

Massachusetts Dev. Finance Agency Rev.
(Neville Communities)	6.000%	6/20/44	1,500	1,659

Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10 (Prere.)	1,195	1,297

Massachusetts Dev. Finance Agency Rev.
(Smith College)	5.750%	7/1/10 (Prere.)	3,000	3,256

Massachusetts Dev. Finance Agency Rev.
(Suffolk Univ.)	5.850%	7/1/09 (Prere.)	2,000	2,137

Massachusetts Dev. Finance Agency Rev.
(Western New England College)	5.875%	12/1/12 (Prere.)	600	659

Massachusetts Dev. Finance Agency Rev.
(Western New England College)	6.125%	12/1/12 (Prere.)	1,000	1,133

Massachusetts Dev. Finance Agency Rev.
(Xaverian Brothers High School)	5.550%	7/1/19	1,000	1,032

Massachusetts Dev. Finance Agency Rev.
(Xaverian Brothers High School)	5.650%	7/1/29	1,500	1,541

Massachusetts Educ. Finance Auth. Educ. Loan Rev.	4.550%	7/1/09 (2)	850	850

Massachusetts Educ. Finance Auth. Educ. Loan Rev.	4.650%	7/1/10 (2)	685	685

Massachusetts Educ. Finance Auth. Educ. Loan Rev.	5.000%	1/1/13 (2)	1,445	1,457

Massachusetts Educ. Finance Auth. Educ. Loan Rev.	5.300%	1/1/16 (2)	2,175	2,203

Massachusetts Educ. Finance Auth. Educ. Loan Rev.	6.050%	12/1/17 (1)	1,570	1,596

Massachusetts GAN	5.125%	12/15/10	1,480	1,540

Massachusetts GAN	5.750%	12/15/10	3,000	3,242

Massachusetts GAN	5.125%	12/15/12	1,750	1,818

Massachusetts GO	5.250%	9/1/08	1,850	1,911

Massachusetts GO	5.625%	6/1/10 (Prere.)	1,450	1,553

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Massachusetts GO	5.750%	6/1/10 (Prere.)	8,545	9,188

Massachusetts GO	5.500%	10/1/18	4,955	5,519

Massachusetts GO	5.250%	8/1/22	5,000	5,488

Massachusetts GO	5.500%	12/1/22 (4)	2,000	2,264

Massachusetts GO	5.500%	12/1/23 (2)	1,030	1,170

Massachusetts GO VRDO	3.520%	6/1/06	2,125	2,125

Massachusetts GO VRDO	3.520%	6/1/06	6,910	6,910

Massachusetts GO VRDO	3.230%	6/7/06	1,300	1,300

Massachusetts GO VRDO	3.420%	6/7/06	14,800	14,800

Massachusetts Health & Educ. Fac. Auth. Rev.
(Baystate Medical Center)	5.750%	7/1/33	5,000	5,234

1 Massachusetts Health & Educ. Fac. Auth. Rev. (Berklee College of Music)	5.000%	10/1/17 (1)	1,250	1,292

Massachusetts Health & Educ. Fac. Auth. Rev. (Boston Medical Center)	5.000%	7/1/19 (1)	50	51

Massachusetts Health & Educ. Fac. Auth. Rev. (Caritas
Christi Obligated Group)	6.750%	7/1/16	2,000	2,212

Massachusetts Health & Educ. Fac. Auth. Rev. (Children's Hosp.) VRDO	3.520%	6/1/06 (2)	1,000	1,000

Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.)	6.000%	7/1/10 (Prere.)	5,825	6,374

Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.)	6.250%	4/1/20	1,000	1,209

Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.)	5.125%	7/15/37	9,350	9,665

2 Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.) TOB VRDO	3.260%	6/7/06 (Prere.)	4,000	4,000

2 Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.) TOB VRDO	3.510%	6/7/06	5,000	5,000

Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.) VRDO	3.470%	6/1/06	3,500	3,500

Massachusetts Health & Educ. Fac. Auth. Rev. (Harvard Univ.) VRDO	3.330%	6/7/06	300	300

Massachusetts Health & Educ. Fac. Auth. Rev. (Massachusetts General Hosp.)	6.250%	7/1/12 (2)	500	535

Massachusetts Health & Educ. Fac. Auth. Rev. (Milton Hosp.)	5.500%	7/1/10	520	529

Massachusetts Health & Educ. Fac. Auth. Rev. (Milton Hosp.)	5.500%	7/1/16	1,235	1,247

Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.250%	7/1/21	6,765	7,496

Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.250%	7/1/24	3,060	3,406

Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.250%	7/1/30	5,000	5,564

Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)	5.500%	7/1/32	3,000	3,448

Massachusetts Health & Educ. Fac. Auth. Rev. (New
England Medical Center Hosp.)	5.375%	5/15/13 (3)	3,835	4,101

Massachusetts Health & Educ. Fac. Auth. Rev. (New
England Medical Center Hosp.)	5.375%	5/15/14 (3)	3,000	3,198

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/11	2,080	2,177

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/12	2,850	2,976

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/14	1,000	1,039

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/15 (1)	390	399

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System)	5.250%	7/1/15	3,000	3,110

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System)	5.375%	7/1/24 (1)	1,640	1,678

Massachusetts Health & Educ. Fac. Auth. Rev. (Partners
Healthcare System) VRDO	3.500%	6/7/06	5,000	5,000

Massachusetts Health & Educ. Fac. Auth. Rev. (Simmons College)	5.000%	10/1/20 (3)	1,090	1,135

Massachusetts Health & Educ. Fac. Auth. Rev. (Simmons College)	5.000%	10/1/22 (3)	1,175	1,219

Massachusetts Health & Educ. Fac. Auth. Rev. (Tufts Univ.)	5.250%	2/15/30	2,000	2,068

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts Memorial Health Care Inc.)	5.250%	7/1/14 (2)	1,000	1,038

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts Memorial Health Care Inc.)	6.500%	7/1/21	5,000	5,426

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts Memorial Health Care Inc.)	6.625%	7/1/32	1,000	1,082

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts)	5.875%	10/1/10 (3)(Prere.)	4,000	4,372

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts)	5.125%	10/1/27 (3)	1,850	1,918

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts)	5.125%	10/1/34 (3)	2,500	2,576

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts/Worcester)	5.125%	10/1/23 (3)	1,000	1,049

Massachusetts Health & Educ. Fac. Auth. Rev. (Univ. of
Massachusetts/Worcester)	5.250%	10/1/31 (1)	4,000	4,214

Massachusetts Health & Educ. Fac. Auth. Rev. (Wellesley College)	5.000%	7/1/23	2,400	2,487

Massachusetts Health & Educ. Fac. Auth. Rev. (Wellesley
College) VRDO	3.440%	6/1/06	1,100	1,100

Massachusetts Health & Educ. Fac. Auth. Rev. (Williams College)	5.000%	7/1/28	1,000	1,028

Massachusetts Housing Finance Agency Housing Rev.	5.700%	7/1/20 (2)	1,455	1,504

Massachusetts Housing Finance Agency Housing Rev.	5.800%	7/1/30 (2)	1,455	1,501

Massachusetts Housing Finance Agency Housing Rev. (Rental Housing)	5.550%	7/1/32 (4)	1,500	1,541

Massachusetts Housing Finance Agency
Housing Rev. VRDO	3.170%	6/7/06	2,955	2,955

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Massachusetts Housing Finance Agency Rev.(Housing Dev.)	5.050%	6/1/10 (1)	235	236

Massachusetts Housing Finance Agency Rev.(Housing Dev.)	5.150%	12/1/11 (1)	375	377

Massachusetts Ind. Finance Agency Rev.(Babson College)	5.375%	10/1/17	1,000	1,029

Massachusetts Muni. Wholesale Electric Co.Power System Rev.	5.000%	7/1/10 (2)(ETM)	815	839

Massachusetts Muni. Wholesale Electric Co.Power System Rev.	5.250%	7/1/12 (1)	2,975	3,184

Massachusetts Muni. Wholesale Electric Co.Power System Rev.	5.250%	7/1/13 (1)	3,255	3,489

Massachusetts Muni. Wholesale Electric Co.Power System Rev.	5.250%	7/1/16 (1)	4,500	4,807

Massachusetts Port Auth. Rev.	5.250%	7/1/08 (4)	2,000	2,057

Massachusetts Port Auth. Rev.	5.250%	7/1/08	1,325	1,357

Massachusetts Port Auth. Rev.	5.500%	7/1/09 (4)	2,000	2,093

Massachusetts Port Auth. Rev.	5.100%	7/1/10	1,175	1,198

Massachusetts Port Auth. Rev.	5.750%	7/1/10	1,000	1,067

Massachusetts Port Auth. Rev.	5.250%	7/1/13 (1)	2,260	2,327

Massachusetts Port Auth. Rev.	5.375%	7/1/18	2,000	2,072

Massachusetts Port Auth. Rev.	5.750%	7/1/19	1,000	1,054

Massachusetts School Building Auth.Dedicated Sales Tax Rev.	5.000%	8/15/25 (4)	15,125	15,747

Massachusetts Special ObligationDedicated Tax Rev.	5.500%	1/1/27 (3)	15,000	17,108

Massachusetts Special Obligation Rev.	5.500%	6/1/10 (2)	3,150	3,186

Massachusetts Special Obligation Rev.	5.000%	6/1/17	2,040	2,105

Massachusetts Turnpike Auth. Rev.(Metro. Highway System)	0.000%	1/1/20 (1)	3,000	1,583

Massachusetts Turnpike Auth. Rev.(Metro. Highway System)	0.000%	1/1/25 (1)	5,000	2,041

Massachusetts Turnpike Auth. Rev.(Metro. Highway System)	0.000%	1/1/28 (1)	6,530	2,282

Massachusetts Water Pollution Abatement Trust	5.375%	8/1/09 (Prere.)	1,435	1,521

Massachusetts Water Pollution Abatement Trust	5.750%	8/1/09 (Prere.)	615	659

Massachusetts Water Pollution Abatement Trust	5.250%	8/1/17	5,000	5,403

Massachusetts Water Pollution Abatement Trust	5.250%	8/1/22	3,500	3,867

Massachusetts Water Pollution Abatement Trust	5.375%	8/1/27	2,565	2,684

Massachusetts Water Pollution Abatement Trust	5.500%	8/1/29	1,000	1,053

Massachusetts Water Pollution Abatement Trust	5.750%	8/1/29	2,490	2,647

Massachusetts Water Resources Auth. Rev.	5.500%	11/1/06 (3)(Prere.)	120	122

Massachusetts Water Resources Auth. Rev.	6.000%	12/1/11 (3)	4,120	4,490

Massachusetts Water Resources Auth. Rev.	5.000%	8/1/31 (2)	5,000	5,173

Massachusetts Water Resources Auth. Rev. VRDO	3.520%	6/1/06 LOC	1,500	1,500

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Massachusetts Water Resources Auth. Rev. VRDO	3.210%	6/7/06 (2)	1,900	1,900

Massachusetts Water Resources Auth. Rev. VRDO	3.210%	6/7/06 (3)	4,800	4,800

Narragansett MA Regional School Dist. GO	6.500%	6/1/13 (2)	1,210	1,340

Pittsfield MA GO	5.000%	4/15/18 (1)	1,000	1,047

Quabog MA Regional School Dist. GO	5.500%	6/1/18 (4)	1,355	1,449

Quabog MA Regional School Dist. GO	5.500%	6/1/19 (4)	1,355	1,448

Rail Connections Inc. Massachusetts Rev.	5.250%	7/1/08 (ETM)	705	728

Rail Connections Inc. Massachusetts Rev.	5.300%	7/1/09 (ETM)	340	356

Rail Connections Inc. Massachusetts Rev.	5.400%	7/1/09 (Prere.)	520	556

Rail Connections Inc. Massachusetts Rev.	5.500%	7/1/09 (Prere.)	1,175	1,260

Rail Connections Inc. Massachusetts Rev.	6.000%	7/1/09 (Prere.)	570	619

Rail Connections Inc. Massachusetts Rev.	6.000%	7/1/09 (Prere.)	1,030	1,119

Route 3 North Transp. Improvement Assn Massachusetts Lease Rev.	5.375%	6/15/10 (1)(Prere.)	2,500	2,655

Shrewsbury MA GO	5.000%	8/15/13	1,030	1,093

Shrewsbury MA GO	5.000%	8/15/17	1,900	2,003

Shrewsbury MA GO	5.000%	8/15/18	3,185	3,355

Shrewsbury MA GO	5.000%	8/15/19	1,000	1,050

Tantasqua MA Regional School Dist. GO	5.125%	8/15/10 (4)(Prere.)	2,575	2,736

Univ. of Massachusetts Building Auth. Refunding Rev.	6.875%	5/1/14 (ETM)	1,000	1,193

Univ. of Massachusetts Building Auth. Rev.	5.125%	11/1/10 (Prere.)	1,135	1,196

Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,600	2,784

Univ. of Massachusetts Building Auth. Rev.	5.500%	11/1/10 (2)(Prere.)	2,400	2,570

Univ. of Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	11/1/21 (2)	5,680	5,954

Univ. of Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	11/1/22 (2)	2,695	2,821

Univ. of Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	11/1/23 (2)	1,760	1,841

Univ. of Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	11/1/24 (2)	1,980	2,066

Univ. of Massachusetts Health & Educ. Fac. Auth. Rev.	5.000%	11/1/25 (2)	1,990	2,073

Westborough MA GO	5.000%	11/15/08	3,460	3,566

Westfield MA GO	5.000%	5/1/10 (3)(Prere.)	1,715	1,810

Worcester MA GO	5.500%	10/1/09 (3)	1,000	1,056

Worcester MA GO	5.750%	4/1/10 (4)(Prere.)	1,000	1,081

Worcester MA GO	5.625%	8/15/10 (3)(Prere.)	1,640	1,774

Worcester MA GO	5.500%	8/15/14 (3)	1,445	1,558

Worcester MA GO	5.500%	8/15/15 (3)	1,190	1,281

Worcester MA GO	5.250%	8/15/21 (3)	1,500	1,587

Outside Massachusetts

Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/17 (1)	5,000	5,569

Puerto Rico GO	5.500%	7/1/19 (2)	2,500	2,795

Puerto Rico GO	5.500%	7/1/22 (3)	3,500	3,945

Puerto Rico GO	5.000%	7/1/33	1,600	1,600

Puerto Rico Govt. Dev. Bank VRDO	3.160%	6/7/06 (1)	1,200	1,200

	Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)

Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/12 (3)	5,080	5,531

Puerto Rico Highway & Transp. Auth. Rev. VRDO	3.130%	6/7/06 (2)	1,200	1,200

Puerto Rico Housing Finance Corp.Home Mortgage Rev.	5.300%	12/1/28	2,160	2,205

Puerto Rico Infrastructure Financing Auth.
Special Obligation Bonds	5.500%	10/1/40	5,000	5,329

Puerto Rico Infrastructure Financing Auth.Special Tax Rev.	5.500%	7/1/25 (3)	6,495	7,366

Puerto Rico Infrastructure Financing Auth.Special Tax Rev.	0.000%	7/1/35 (2)	12,805	3,144

Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/12 (Prere.)	1,100	1,178

Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.250%	7/1/36	400	408

Puerto Rico Public Finance Corp.	5.500%	2/1/12 (Prere.)	2,015	2,184

Puerto Rico Public Finance Corp.	5.125%	6/1/24 (2)	2,155	2,331

Puerto Rico Public Finance Corp.	6.000%	8/1/26 (4)	4,000	4,807

Puerto Rico Public Finance Corp.	5.500%	8/1/29	665	688

Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/09	1,450	1,490

Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,000	1,037

Total Municipal Bonds (Cost $522,638)				529,557

Other Assets and Liabilities (1.6%)

Other Assets—Note B				10,102

Liabilities				(1,491)

			8,611

Net Assets (100%)

Applicable to 53,637,271 outstanding $.001par value shares of beneficial interest (unlimited authorization)		538,168

Net Asset Value Per Share				$10.03

At May 31, 2006, net assets consisted of:[3]
	Amount ($000)	Per Share

Paid-in Capital	533,794	$9.95

Undistributed Net Investment Income	—	—

Accumulated Net Realized Losses	(2,455)	(.05)

Unrealized Appreciation (Depreciation)

Investment Securities	6,919.13

Futures Contracts	(90)	—

Net Assets	538,168	$10.03

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,292,000 have been segregated as initial margin for open futures contracts.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, the aggregate value of these securities was $9,000,000 representing 1.7% of net assets.
3 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:

(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Statement of Operations

Six Months Ended May 31, 2006
($000)

Investment Income

Income

Interest	11,305

Total Income	11,305

Expenses

The Vanguard Group—Note B

Investment Advisory Services	23

Management and Administrative	263

Marketing and Distribution	73

Custodian Fees	1

Shareholders' Reports	4

Total Expenses	364

Expenses Paid Indirectly—Note C	(37)

Net Expenses	327

Net Investment Income	10,978

Realized Net Gain (Loss)

Investment Securities Sold	(63)

Futures Contracts	(41)

Realized Net Gain (Loss)	(104)

Change in Unrealized Appreciation (Depreciation)

Investment Securities	(4,164)

Futures Contracts	(90)

Change in Unrealized Appreciation (Depreciation)	(4,254)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,620

Statement of Changes in Net Assets

	Six Months Ended May 31, 2006 ($000)	Year Ended Nov. 30, 2005 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	10,978	19,396

Realized Net Gain (Loss)	(104)	844

Change in Unrealized Appreciation (Depreciation)	(4,254)	(4,475)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,620	15,765

Distributions

Net Investment Income	(10,978)	(19,396)

Realized Capital Gain	(395)	—

Total Distributions	(11,373)	(19,396)

Capital Share Transactions—Note F

Issued	95,926	122,993

Issued in Lieu of Cash Distributions	7,907	13,527

Redeemed	(57,814)	(85,922)

Net Increase (Decrease) from Capital Share Transactions	46,019	50,598

Total Increase (Decrease)	41,266	46,967

Net Assets

Beginning of Period	496,902	449,935

End of Period	538,168	496,902

Financial Highlights

For a Share Outstanding	Six Months Ended May 31,	Year Ended November 30,
Throughout Each Period	2006	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.12	$10.18	$10.27	$10.05	$9.97	$9.60

Investment Operations

Net Investment Income	.213	.417	.418	.443	.465	.476

Net Realized and Unrealized
Gain (Loss) on Investments	(.082)	(.060)	(.090)	.220	.080	.370

Total from Investment Operations	.131	.357	.328	.663	.545	.846

Distributions

Dividends from Net Investment Income	(.213)	(.417)	(.418)	(.443)	(.465)	(.476)

Distributions from Realized Capital Gains	(.008)	—	—	—	—	—

Total Distributions	(.221)	(.417)	(.418)	(.443)	(.465)	(.476)

Net Asset Value, End of Period	$10.03	$10.12	$10.18	$10.27	$10.05	$9.97

Total Return	1.30%	3.53%	3.25%	6.70%	5.58%	8.93%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$538	$497	$450	$414	$375	$294

Ratio of Total Expenses to
Average Net Assets	0.14%[1]	0.14%	0.14%	0.16%	0.14%	0.16%

Ratio of Net Investment Income to
Average Net Assets	4.22%[1]	4.07%	4.08%	4.35%	4.63%	4.77%

Portfolio Turnover Rate	9%[1]	9%	7%	24%	16%	26%

1 Annualized.
   See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5.     Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2006, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C.     The fund’s investment advisor may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund’s management and administrative expenses. For the six months ended May 31, 2006, these arrangements reduced the fund’s expenses by $37,000 (an annual rate of 0.01% of average net assets).

D.     Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

The fund had realized losses totaling $2,348,000 through November 30, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At May 31, 2006, net unrealized appreciation of investment securities for tax purposes was $4,571,000, consisting of unrealized gains of $9,760,000 on securities that had risen in value since their purchase and $5,189,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the unrealized appreciation (depreciation) were:

		($000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

30-Year U.S. Treasury Bond	75	7,966	(90)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.     During the six months ended May 31, 2006, the fund purchased $48,099,000 of investment securities and sold $21,292,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Six Months Ended May 31, 2006	Year Ended November 30, 2005
	Shares (000)	Shares (000)

Issued	9,468	11,983

Issued in Lieu of Cash Distributions	782	1,319

Redeemed	(5,713)	(8,382)

Net Increase (Decrease) in Shares Outstanding	4,537	4,920

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended May 31, 2006
Massachusetts Tax-Exempt Fund	Beginning Account Value 11/30/2005	Ending Account Value 5/31/2006	Expenses Paid During Period[1]

Based on Actual Fund Return	$1,000.00	$1,012.96	$0.70

Based on Hypothetical 5% Yearly Return	1,000.00	1,024.23	0.71

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period was
   0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Massachusetts Tax-Exempt Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Robert F. Auwaerter, principal in charge of the Fixed Income Group, has been in the investment management business since 1978. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and its peer group. The board noted that the fund has performed in line with expectations, and that its results have been consistent with its investment strategies. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that Vanguard Massachusetts Tax-Exempt Fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
136 Vanguard Funds Overseen

IndependentTrustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
136 Vanguard Funds Overseen	Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School
of Business at New York University; Trustee of the Whitehead
Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board
136 Vanguard Funds Overseen	Member of the American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and services) (since
2005);Trustee of Drexel University and of the Chemical Heritage
Foundation.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice
Trustee since July 1998	President and Chief Global Diversity Officer (since January 2006),
136 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005), and
Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and Education
Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund
Trustee since December 2004	Professor of Finance and Banking, Harvard Business School
136 Vanguard Funds Overseen	(since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
(since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South
African insurance company) (2001–2003), and Stockback, Inc.
(credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman,
Trustee since January 1993	President, Chief Executive Officer, and Director of NACCO
136 Vanguard Funds Overseen	Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired
Trustee since April 1985	Chairman and Chief Executive Officer of Rohm and Haas Co.
136 Vanguard Funds Overseen	(chemicals); Director of Cummins Inc. (diesel engines),
MeadWestvaco Corp. (packaging products), and
AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of
Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The
Secretary since July 2005	Vanguard Group, Inc.,since November 1997; General Counsel of
136 Vanguard Funds Overseen	The Vanguard Group since July 2005;Secretary of The Vanguard
Group and of each of the investment companies served by The
Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The
Treasurer since July 1998	Vanguard Group, Inc.;Treasurer of each of the investment
136 Vanguard Funds Overseen	companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt
   Funds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1682 072006

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	July 20, 2006

VANGUARD MASSACHUSETTS TAX-EXEMPT FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	July 20, 2006

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.